Junior Subordinated Debentures	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Junior Subordinated Debentures
Junior Subordinated Debentures

On September 21, 2006, Security Federal Statutory Trust (the “Trust”), a wholly-owned subsidiary of the Company, issued and sold fixed and floating rate capital securities of the Trust (the “Capital Securities”), which are reported on the consolidated balance sheet as junior subordinated debentures, generating proceeds of $5.2 million. The Trust loaned these proceeds to the Company to use for general corporate purposes, primarily to provide capital to the Bank.

The Capital Securities accrue and pay distributions quarterly at a floating rate of three month LIBOR plus 170 basis points which was a rate per annum equal to 2.21% and 1.94% at December 31, 2015 and 2014, respectively. The distribution rate payable on the Capital Securities is cumulative and payable quarterly in arrears.

(11)         Junior Subordinated Debentures, Continued

The Company has the right, subject to events of default, to defer payments of interest on the Capital Securities for a period not to exceed 20 consecutive quarterly periods, provided that no extension period may extend beyond the maturity date of December 15, 2036. The Company has no current intention to exercise its right to defer payments of interest on the Capital Securities.

The Capital Securities mature or are mandatorily redeemable upon maturity on December 15, 2036, or upon earlier optional redemption as provided in the indenture. The Company has had the right to redeem the Capital Securities in whole or in part since September 15, 2011.